Q2 2026 RESULTS PRESENTATION

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, tariffs, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. Forward Looking Statements 2

Provident Bank; Building a Premier Banking Franchise Total Assets $25.7B Total Loans $20.0B Total Deposits $19.5B PPNR ROAA 1.87% ROATCE 16.22% Wealth AUM $4.5B Q2 Insurance Rev $5.7MM Company Overview Geographic Overview • Founded in 1839, longest tenured bank headquartered in New Jersey • 135 branches serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York • Full-service commercial & consumer bank • Strong capital, high asset quality, consistent results • Diversified revenue stream from wealth management and insurance • Quality earnings driven by earning asset growth, expanding margin, operational efficiency and strong credit quality • Lakeland merger fully integrated and cost saves fully realized • Continued focus on evolving digital channels and technology infrastructure TCE 8.60% (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 3

Q2 2026 Core Financial Highlights $0.61 Core Diluted EPS 1.27% Core ROAA 1.87% Core PPNR ROAA 16.22% Core ROATCE (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 4 Key Metrics Highlights Expanding profitability metrics year-over-year, achieving a 1.27% core ROAA and 16.22% core ROATCE. PPNR growth of $18.2 million, or 18.3% compared to the prior year quarter, resulting in a 1.87% core PPNR ROAA which expanded 23 bps compared to the prior year quarter. Growth in net interest income and record non-interest income drove revenues of $235 million, average interest-earning assets increased $272 million, or 4.7% annualized from $23.1 billion in the previous quarter. Strong loan growth activity continued, with total commercial loans increasing 9.9% QoQ annualized and our total loan pipeline remaining strong at a record $3.17 billion with a weighted average rate of 6.33%. Total non-maturity business deposits increased $123.0 million QoQ, while total municipal deposits decreased $228 million QoQ mainly due to seasonal outflows. Capital ratios remain strong; TBV grew 2% to $16.42 QoQ & 12% YoY. Stock buybacks of 614,722 shares at an average cost of $21.09 per share. 2.2M shares remaining

Expanding Core Net Interest Margin • Net interest income growth of 8% year-over-year benefited from higher net interest margin and earning assets. • Favorable repricing of maturing loans contributed to core net interest margin expansion in Q2. • We continue to manage deposit costs as we grow. 5 $187 $194 $197 $194 $203 3.36% 3.43% 3.44% 3.40% 3.48% 2.93% 2.94% 3.01% 3.04% 3.09% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% $177 $182 $187 $192 $197 $202 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Income ($mm) and Core Margin Net interest income NIM NIM (core) 32% 26% 19% 23% 29% 25% 38% 32% 24% 30% 37% 31% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 8/31/2024 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Down-cycle deposit betas Deposits Interest Bearing Fed Funds Rate %

Sustained, Diverse Loan Growth 6 • The commercial lending team originated $696.9 million of new production in the second quarter of 2026, resulting in 9.9% net commercial annualized loan growth for the quarter. Pay-offs for the second quarter were $342.9 million, which compared to $221.2 million for the same period last year and $191.1 million in the prior quarter. • C&I line utilization was 47.28% as of June 30, 2026, compared to 44.78% in the prior quarter. • Total commercial pipeline of $3.17 billion as of June 30, 2026, compared to $3.11 billion in the prior quarter. The weighted average interest rate expanded to 6.33% for the quarter. 2,586 2,870 2,745 3,115 3,173 666 884 1,071 664 868 1,709 1,844 2,006 1,754 1,991 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2Q25 3Q25 4Q25 1Q26 2Q26 Pipeline vs Originations ($ in millions) Pipeline Originations LOC ($ in millions) 2Q26 1Q26 QoQ $ Growth Annualized % Growth C&I loans 5,251$ 4,967$ 284$ 22.93% CRE loans 7,502 7,424 78 4.21% Construction loans 639 641 (2) -1.25% Multi-Family loans 3,807 3,724 83 8.94% Mortgage Warehouse lines 314 334 (20) -24.02% Total Commercial Loans 17,513$ 17,090$ 423$ 9.93% Residential Mortgage 1,939 1,961 (22) -4.50% Consumer Loans 607 608 (1) -0.66% Total Gross Loans 20,059$ 19,659$ 400$ 8.16% EOP HFI Loans– YoY

Granular and Relationship Focused Funding Model • The average cost of deposits, including non-interest-bearing deposits, decreased 2 basis points to 1.92% for the quarter ended June 30, 2026 compared to March 31, 2026. • Wholesale deposits increased $618 million, while municipal deposits decreased $228 million. • Total non-interest-bearing core business deposits increased $96 million or 15.0% annualized for the quarter ended June 30, 2026. 7*Includes Brokered Deposits and Swap Collateral 20% 20% 19% 19% 19% 43% 42% 41% 42% 42% 20% 20% 21% 21% 20% 15% 14% 14% 14% 14% 3% 4% 6% 4% 5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q25 2Q25 3Q25 4Q25 2Q26 Average Total Client Deposit Mix Non-interest bearing Interest bearing core Municipal CDs Wholesale deposits ($ in millions) 2Q26 1Q26 QoQ $ Growth Annualized % Growth Non-interest bearing 3,777$ 3,695$ 82$ 8.89% Interest bearing core 8,146 8,188 (42) -2.04% Municipal 3,566 3,794 (228) -24.11% CDs 2,688 2,673 15 2.24% Wholesale deposits* 1,368 751 618 330.11% Total deposits 19,545$ 19,100$ 445 9.34% EOP Deposits by Product– YoY

Emphasis on Growing Fee Income 8 • Beacon Trust remains highly focused on growth and retention. • Insurance agency income grew $1.7 million year over year, due to increased contingency commission income, strong retention and new business activity. • SBA loan sales increased compared to the prior quarter and year-over-year, the bank continues to have a strong pipeline for additional loan sales for the remainder of 2026. *Excludes net gains on securities 36% 23% 19% 12% 7% 3% Fees Wealth management Insurance Bank-owned life insurance FY26 $63,736 38% 26% 20% 9% 5% 2% FY25 $54,018 ($ in thousands) Jun-26 Mar-26 QoQ $ Growth Jun-25 Jun-26 Jun-25 YoY $ Growth Fees 12,259$ 10,464$ 1,795$ 10,736$ 22,722$ 20,391$ 2,331$ Wealth management 7,517 7,402 115 6,948 14,920 14,275 645 Insurance 5,446 6,850 (1,404) 4,942 12,296 10,593 1,703 Bank-owned life insurance 3,798 4,034 (236) 2,585 7,833 4,678 3,155 Other income 2,317 1,958 359 647 4,275 2,771 1,504 Gain on sale of SBA loans 945 745 200 1,217 1,690 1,310 380 Total non-int. income* 32,282$ 31,453$ 829$ 27,075$ 63,736$ 54,018$ 9,718$ QTD YTD

Focus on Sustained Positive Operating Leverage 9 • Compensation and benefits expense increased $1.1 million to $67.3 million for the three months ended June 30, 2026, compared to $66.2 million for the trailing quarter, primarily attributable to: • an increase in severance expense • Partially offset by a decrease in stock award expense as a result of additional stock forfeitures • Remain focused on driving positive operating leverage, and optimizing our non-interest expense alongside investments for future growth ($ in thousands) 2Q25 3Q25 4Q25 1Q26 2Q26 Compensation and employee benefits 63,249$ 63,202$ 64,316$ 66,196$ 67,289$ Net occupancy expense 13,011 12,773 13,078 14,985 12,464 Data processing expense 9,599 9,102 9,110 9,646 9,388 Amortization of intangibles 9,497 9,497 8,578 8,563 8,559 Core systems conversion expense - - - - 1,508 Other non-interest expense 19,258 18,518 19,608 17,751 20,050 Total non-interest expense 114,614$ 113,092$ 114,690$ 117,141$ 119,258$ Non-interest expense 54% 51% 51% 52% 50% 50% 48% 48% 49% 47% 42% 44% 46% 48% 50% 52% 54% 2Q25 3Q25 4Q25 1Q26 2Q26 Efficiency Ratio Efficiency Ratio Efficiency Ratio-excl amort expense

Maintaining Strong Balance Sheet • Stable insured deposit base, brokered deposits only 6.5% of total deposits as of June 30, 2026 • Total insured and collateralized deposits as of 06/30/26, totaled $13.7B or 70.1% of our total deposit portfolio • Strong regulatory capital ratios at bank and holding company, comfortably above well-capitalized ratios • Additional 2Q26 ratios: • 399.7% Adjusted CRE Concentration Ratio • 24% Construction Concentration Ratio • Payout ratio of 40.0% QTD, inclusive of dividends and buybacks 10* TCE Ratio is calculated at holding company level 6.5 % well- capitalized 5 % well- capitalized $8.3 B available liquid funds and borrowing capacity FHLB, $4.4 BFRB Discount Window, $3.0 B Unencumbered Securities, $0.9 B Cash, $0.1 B Liquidity Diversification FHLB FRB Discount Window Unencumbered Securities Cash 12.1% 10.5% 13.0% 8.60% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% CET 1 Leverage Total Risk Based TCE Ratio * Well Above Capital Minimums 5% well- capitalized 6.5% well- capitalized 10% well- capitalized

Managing CRE Concentration Lower 11 ($ in thousands) *Excludes purchase accounting amounts 443.7% 433.4% 432.2% 428.6% 427.8% 408.0% 403.0% 399.5% 398.5% 399.7% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2Q25 3Q25 4Q25 1Q26 2Q26 Managing CRE Concentration Land CRE Multifamily Construction & Land Development Construction 1-4 CRE Concentration Ratio

Consistently Strong Credit Metrics 0.98% 0.97% 0.95% 0.90% 0.92%Total allowance to total loans 0.56% 0.52% 0.40% 0.73% 0.68% Total non-performing loans to total loans 0.44% 0.41% 0.32% 0.58% 0.54% Total non-performing assets as a percentage of total assets 2Q25 1Q26 2Q263Q25 4Q25 0.03% 0.11% 0.09% 0.06% 0.04%Net charge-off ratio • Non-performing loans decreased $6.0 million to $136.9 million compared to the prior quarter, while total accruing past-due loans decreased $17.6 million to $21.5 million. • Total net charge-offs of $1.9 million for the quarter represented an annualized 0.04% of loans. 12

Favorable Core Performance Trends (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 13 1.64% 1.76% 1.78% 1.75% 1.87% 1.50% 1.55% 1.60% 1.65% 1.70% 1.75% 1.80% 1.85% 1.90% 2Q25 3Q25 4Q25 1Q26 2Q26 Core PPNR ROAA (1) (Annualized Core net income PPNR /average assets) 1.19% 1.16% 1.34% 1.29% 1.27% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 2Q25 3Q25 4Q25 1Q26 2Q26 Core ROAA (1) (Annualized Core net income /average assets) 16.79% 16.01% 17.58% 16.58% 16.22% 15.00% 15.50% 16.00% 16.50% 17.00% 17.50% 18.00% 2Q25 3Q25 4Q25 1Q26 2Q26 Core ROATCE (1) (Annualized Core net income /average tangible stockholders' equity)

2026 Guidance Loans • 2026: 5-6% annualized loan growth Deposits • 2026: 5-6% annualized deposit growth Borrowings • 2026: Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2026: 3.45-3.50% reported and 1-2 bps of core margin expansion per quarter in second half of 2026 Asset Quality • Current strong asset quality metrics, provision driven by growth and economic forecast with expected charge-off ratio of 10 to 15 bps for 2026 Non-interest Income • 2026: $29 million per quarter in second half of 2026 Non-interest Expense • 2026: operating expense quarterly run rate between $117 and $119 Million*, operating expense ratio target ~1.87% and efficiency ratio ~51.0% 14 * This excludes non-recurring systems conversion costs.

APPENDIX 15

Net Interest Margin Analysis 3.73% 3.80% 3.89% 3.87% 3.80% 3.99% 5.95% 6.01% 6.09% 5.98% 5.85% 5.90% 5.63% 5.68% 5.76% 5.66% 5.53% 5.61% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Asset Yields Securities Net Loans Total interest-earning assets 2.64% 2.62% 2.67% 2.60% 2.39% 2.37% 3.76% 3.94% 3.96% 3.94% 3.90% 3.91% 2.90% 2.94% 2.96% 2.83% 2.71% 2.71% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 3.34% 3.36% 3.43% 3.44% 3.40% 3.48% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Margin 3.09% 3.40% 3.49% 3.48% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% Core Margin +Loans +Securities -Liabilities 16

Focus on Growing Wealth Management Business Advisory 78% Trust & Estate 9% Tax 10% Private Banking 3% $4.5 Billion AUM For 1,045 family relationships * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. 17 145 Provident Bank households are also Beacon clients AVERAGE CLIENT SIZE $4,000,000 AVERAGE FEE 70 bps EBITDA & NET INCOME (in thousands) EBITDA (FQ2026) $ 4,641 Net Income (FQ2026) $ 1,194 2026 Q1 Total Revenue Advisory 11,985,000$ Trust & Estate 1,388,000$ Tax 1,554,000$ Interest Income * 453,000$ Total 15,380,000$

Provident Protection Plus, Inc. • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance companies. • The insurance agency places property and casualty, life and health, and other coverage with about 40 different insurance carriers licensed in 43 states. • Insurance agency total revenue grew 17% year over year. $1,030 $782 $2,878 $1,950 $952 $614 $3,302 $2,080 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Insurance Services Net Income Before Tax ($ in thousands) 18

CRE Type Composition 19 Portfolio Characteristics 10 Largest CRE Loans 4.05% of CRE Investment Portfolio 10 Largest CRE Loans 2.27% of Total Loan Portfolio Average Loan Size Outstanding $2.48 Million Total CRE Investment Portfolio = $11.4 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans As of 6/30/2026 MULTI- FAMILY 33.66% RETAIL 23.62% INDUSTRIAL 19.18% MIXED USE 7.98% OFFICE 6.59% SPECIAL USE 4.50% RESIDENTIAL 2.54% HOTEL 1.14% LAND 0.78%

CRE Office Composition • Medical Office: approx. 35% of total office portfolio. Maturity or Reprice by Year 2026 $218.8 2027 $136.9 2028 $131.6 2029 $70.1 2030 $75.7 2031 AND BEYOND $119.2 Total $752.4M No significant central business district exposure Total CRE Office Portfolio = $752.4 million* *Excludes Purchase Accounting and Construction Loans 20 NEW JERSEY 70% MANHATTAN 2% OTHER NY 3% OTHER NY BOROUGHS 9% PA 10% OUT OF MARKET 6%

CRE Investment Portfolio by Property Type* As of 6/30/26 ($ in thousands) *Excludes Purchase Accounting and Construction Loans 21 PROPERTY TYPE COUNT $ OUTSTANDING % OUTSTANDING WARR MULTI 1,068 3,842,980 33.66% 3.50 RET 885 2,697,026 23.62% 3.48 INDUS 580 2,190,000 19.18% 3.53 MIXED 694 911,405 7.98% 3.58 OFF 401 752,373 6.59% 3.68 SUP 203 513,330 4.50% 3.62 RESID 724 289,564 2.54% 3.74 HTL 26 130,355 1.14% 3.79 LAND 21 89,145 0.78% 4.34 TOTAL PORTFOLIO 4,602 11,416,178 100.00% 3.54

Multi-family Composition (NY and Rent Stabilized sectors) Total NY Multi-family Loans = $654.8 Million *Excludes Purchase Accounting Loans 22 Total multi-family loan portfolio: $3.84 Billion • Of the total, 106 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $386.3 million, with an average loan size of $3.6 million. Rent stabilized loan portfolio: <0.98% of total loan portfolio • All performing • Largest loan: $40.7 million with 62% LTV and 1.49x DSCR Multi-family balances by origination Year: • NY 2026 loans: $80.4 MM • NY 2025 loans: $140.0 MM • NY 2024 loans: $37.2 MM • NY 2023 loans: $112.4 MM • NY 2022 loans: $93.6 MM • NY 2021 and prior loans: $191.2 MM • All Multi-family 2026 loans: $255.1 MM • All Multi-family 2025 loans: $528.2 MM • All Multi-family 2024 loans: $260.5 MM • All Multi-family 2023 loans: $477.5 MM • All Multi-family 2022 loans: $569.9 MM • All Multi-family 2021 and prior loans: $1.75B OTHER NY BOROUGHS 51% OTHER NY STATE 40% MANHATTAN 9%

Investment Portfolio 23 Total Investment Portfolio = $3.55 Billion • As of June 30, 2026, the portfolio had a modified duration of 4.1 years and weighted average life of 5.0 years • As of June 30, 2026, the allowance for credit losses on held to maturity securities totaled $22,000 Agency Notes 0% U.S. Treasury Notes 5% Corporate Notes 3% Agency MBS 42% Agency CMO 30% Non Agency CMBS 4% Municipal Bonds 11% Student Loan Pools 1% Agency CMBS 4%

Commitment You Can Count On. Guiding Principles Act with Integrity Be Accountable Promote Teamwork Pursue Excellence Build for the Future Our Pillars. Employee Experience Customer Experience Guiding Principles Our Mission. Commit ever day to deepen our emotional connections with our employees, customers, and the communities we serve by placing them at the center of all we do. Our Vision. A consistently high performing bank, committed to creating advocates for life. 24

Reconciliation of GAAP to Non-GAAP Financial Measures 25 ($ in thousands, except per share data) Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures ($ in thousands, except per share data) Annualized Core Return on Average Assets, Equity and Tangible Equity 2Q26 1Q26 2Q25 Net Income 78,147$ 79,417$ 71,981$ Executive severance expense 864 -$ -$ Core system conversion expense 1,508 - - Less: income tax expense (663) - - Core net income 79,856$ 79,417$ 71,981$ Add: Amortization of intangibles (net of tax) 6,167 6,170 6,639 Core net income, net of intangibles 86,023$ 85,587$ 78,620$ Average assets $ 25,297,616 $ 25,026,414 $ 24,349,808 Average stockholders' equity $ 2,897,547 $ 2,873,113 $ 2,684,342 Average tangible stockholders' equity $ 2,126,974 $ 2,093,975 $ 1,877,923 Core Adjusted ROAA 1.27% 1.29% 1.19% Core Adjusted ROAE 11.05% 11.21% 10.76% Core Adjusted ROATCE 16.22% 16.58% 16.79% Three Months Ended

# Reconciliation of GAAP to Non-GAAP Financial Measures

*($ in thousands, except per share data)*

| Reconciliation of GAAP to Non-GAAP Financial Measures | | | | | |
|---|---|---|---|---|---|
| **Core Pre-provision-net-revenue:** | **2Q25** | **3Q25** | **4Q25** | **1Q26** | **2Q26** |
| Net Income | $ 71,981 | $ 71,720 | $ 83,431 | $ 79,417 | $ 78,147 |
| Add: provision for credit losses | (2,888) | 7,044 | (1,213) | (2,116) | 9,334 |
| Add: income tax expense | 30,462 | 29,895 | 28,814 | 30,754 | 27,914 |
| Add: Executive severance expense | - | - | - | - | 864 |
| Add: Core system conversion expense | - | - | - | - | 1,508 |
| **Core PPNR** | **$ 99,555** | **$ 108,659** | **$ 111,032** | **$ 108,055** | **$ 117,767** |
| | | | | | |
| Annualized Core PPNR | $ 399,314 | $ 431,093 | $ 440,507 | $ 438,223 | $ 472,362 |
| Average assets | $ 24,349,808 | $ 24,524,825 | $ 24,775,214 | $ 25,026,414 | $ 25,297,616 |
| **Core PPNR ROAA** | **1.64%** | **1.76%** | **1.78%** | **1.75%** | **1.87%** |
| **Core PPNR ROAE** | **14.88%** | **15.74%** | **15.68%** | **15.25%** | **16.30%** |
| **Core PPNR ROATCE** | **21.26%** | **22.20%** | **21.78%** | **20.93%** | **22.21%** |
| | | | | | |
| **Core Return on avg tangible equity** | | | | | |
| Net income | $ 71,981 | $ 71,720 | $ 83,431 | $ 79,417 | $ 78,147 |
| Add: amort of intangibles, net of tax | 6,639 | 6,639 | 6,180 | 6,170 | 6,167 |
| Add: Executive severance expense | - | - | - | - | 864 |
| Add: Core system conversion expense | - | - | - | - | 1,508 |
| Less: income tax expense | - | - | - | - | (663) |
| **Total adjusted net income** | **$ 78,620** | **$ 78,359** | **$ 89,611** | **$ 85,587** | **$ 86,023** |
| | | | | | |
| Average stockholders' equity | $ 2,684,342 | $ 2,738,145 | $ 2,810,166 | $ 2,873,113 | $ 2,897,547 |
| Less: avg intangible assets | 806,419 | 796,789 | 787,715 | 779,138 | 770,573 |
| Average tangible stockholders' equity | $ 1,877,923 | $ 1,941,356 | $ 2,022,451 | $ 2,093,975 | $ 2,126,974 |
| **ROATCE** | **16.79%** | **16.01%** | **17.58%** | **16.58%** | **16.22%** |
| | | | | | |
| **Tangible book value per share:** | | | | | |
| Stockholder's equity | $ 2,707,555 | $ 2,766,766 | $ 2,833,212 | $ 2,862,869 | $ 2,906,985 |
| Less: intangible assets | 800,232 | 790,729 | 782,152 | 773,585 | 765,019 |
| Tangible stockholder's equity | $ 1,907,323 | $ 1,976,037 | $ 2,051,060 | $ 2,089,284 | $ 2,141,966 |
| Shares outstanding | 130,624,243 | 130,621,757 | 130,619,949 | 130,311,569 | 130,423,051 |
| **Tangible BV per share** | **$ 14.60** | **$ 15.13** | **$ 15.70** | **$ 16.03** | **$ 16.42** |

Provident Financial Services, Inc.

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

26

Reconciliation of GAAP to Non-GAAP Financial Measures 27 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Annualized Core Non-Interest Expense to Average Assets Three Months Ended 2Q26 Reported non-interest expense 119,258$ Adjustments to non-interest expense: Executive severance expense 864 Core system conversion expense 1,508 Core non-interest expense 116,886$ Annualized core non-interest expense 468,828$ Average Assets 25,297,616 Annualized core non-interest expense/average assets 1.85% Three Months Ended Efficiency Ratio Calculation 2Q26 Net Interest income 202,680$ Non-interest income 31,973 Adjustment to non-interest income: Loss on bond sale 309 Core non-interest income 32,282 Total income 234,962$ Core non-interest expense 116,886$ Core Efficiency ratio 49.75% Amortization of intangibles impact (net of tax) (6,167)$ Core non-interest expense - adjusted 110,719$ Core Efficiency ratio excluding amortization of intangibles impact 47.12%

# Reconciliation of GAAP to Non-GAAP Financial Measures

*($ in thousands, except per share data)*

**Annualized Adjusted Non-Interest Expense to Average Assets**

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | Q2 2026 | Q1 2026 | Q4 2025 | Q3 2025 | Q2 2025 |
| Reported non-interest expense | $ 119,258 | | | | |
| **Adjustments to non-interest expense:** | | | | | |
| Executive severance expense | 864 | - | - | - | - |
| Core system conversion expense | 1,508 | - | - | - | - |
| Core non-interest expense | $ 116,886 | $ 117,141 | $ 114,690 | $ 113,092 | $ 114,614 |
| Annualized core non-interest expense | $ 468,828 | $ 475,072 | $ 455,020 | $ 448,680 | $ 459,715 |
| Average Assets | 25,297,616 | 25,026,414 | 24,775,214 | 24,518,290 | 24,349,808 |
| **Annualized core non-interest expense/average assets** | **1.85%** | **1.90%** | **1.84%** | **1.83%** | **1.89%** |

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| **Efficiency Ratio Calculation** | Q2 2026 | Q1 2026 | Q4 2025 | Q3 2025 | Q2 2025 |
| Net Interest income | $ 202,680 | $ 193,743 | $ 197,411 | $ 194,332 | $ 187,094 |
| Non-interest income | 31,973 | 31,453 | 28,311 | 27,419 | 27,075 |
| Adjustment to non-interest income | | | | | |
| Net gain on securities transactions | 309 | - | (690) | - | |
| Core non-interest income | 32,282 | 31,453 | 27,621 | 27,419 | 27,075 |
| Total core income | $ 234,962 | $ 225,196 | $ 225,032 | $ 221,751 | $ 214,169 |
| Adjusted non-interest expense | $ 116,886 | $ 117,141 | $ 114,690 | $ 113,092 | $ 114,614 |
| **Core Efficiency ratio** | **49.75%** | **52.02%** | **50.97%** | **51.00%** | **53.52%** |
| Amortization of intangibles impact (net of tax) | $ (6,167) | $ (6,170) | $ (6,180) | $ (6,639) | $ (6,639) |
| Net non-interest expense-core | $ 110,719 | $ 110,971 | $ 108,510 | $ 106,453 | $ 107,975 |
| **Core Efficiency ratio excluding amortization of intangibles** | **47.12%** | **49.28%** | **48.22%** | **48.01%** | **50.42%** |

Provident Financial Services, Inc.

**Note:** The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

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Q2 2026 RESULTS PRESENTATION